MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2022

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



3.51%
28.48%
68.01%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	25.69%
Consumer Staples	19.63%
Communication Services	14.98%
Consumer Discretionary	13.20%
Healthcare	10.44%
Financials	8.69%
Industrials	3.41%
Materials	0.45%
Utilities	0.00%
Energy	0.00%
Net Cash[1]	3.51%

TOP 10 HOLDINGS

Apple, Inc.	11.85%
Mastercard Inc. Class A	10.25%
Alphabet, Inc. Class A	6.61%
LVMH Moët Hennessey Louis Vuitton ADR	6.36%
Novo Nordisk A/S	5.80%
Alphabet, Inc. Class C	5.69%
The Estée Lauder Companies, Inc. Class A	5.52%
The Hershey Company	4.20%
Nike, Inc Class B	3.54%
Bank of America Corporation	3.37%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2021 Portfolio Turnover	5.03%
Net Assets (millions)	$23.07
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



8.53%
7.00%
9.14%
7.67%
7.43%
7.53%
9.44%
9.51%
7.09%
7.20%
2022
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
-14.81%
-16.19%
-14.80%
-14.34%
Non-annualized
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020
$33,930

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $33,929.51 on 6/30/22. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q22 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -14.81% in the second quarter versus -16.19% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.09% versus 7.20% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Healthcare sector (Merck & Co., Novo Nordisk A/S), Consumer Staples sector (The Hershey Company & Unilever Plc) and Financial Services sector (Berkshire Hathaway). Negative factors impacting performance for the Fund during the quarter included the Consumer Discretionary sector (Nike, Inc., The Walt Disney Company & Apple, Inc.), Information Technology (Meta Platforms, Inc. & Intel Corporation) and The Financial sector (T. Rowe Price Group).

During the quarter the Fund purchased shares of ASML Holding N.V., Airbus SE, Capital One Financial Corp., Comcast Corporation, Honeywell International Inc., Linde Plc, Microsoft Corp., and Visa, Inc. The geographic diversification of the Fund as of June 30, 2022, was 68.01% domestic stocks, 28.48% international stocks & 3.51% cash equivalents. The Fund owned shares of common stock of 37 companies.

Manager Commentary:

U.S. consumer inflation, as measured by the Consumer Price Index, reached its highest level in more than four decades in the second quarter, as oil prices rose above $100 per barrel while food & labor costs continued to rise. In response, the Federal Reserve raised interest rates by 0.75%, the largest increase since 1994, while mortgage lenders increased 30-year fixed mortgage rates to more than 5%. During the second quarter, the S&P 500 stock index declined by 16.2% while the technology centric NASDAQ Composite Index dropped by more than 22%. Commodity prices continued to rise during the second quarter as the cost of orange juice, gasoline and beef all increased by more than 10%. Developed International stock markets, as measured by the MSCI EAFE Index, and Emerging Markets, as measured by the MSCI Emerging Markets Index, declined by 14.51% and 11.45% respectively during the second quarter.

Tyson Foods, Inc. the largest meat processor in the U.S., reported soaring profit in the second quarter as the company raised prices for beef, chicken and pork citing higher costs. Nestlè S.A. confirmed that it would fly extra baby formula into the U.S. from Switzerland and the Netherlands to alleviate the severe shortage across the U.S. Google parent, Alphabet, Inc., increased total advertising revenue by 22% in the second quarter and announced a $70 billion increase to its share buyback plan- after repurchasing more than $50 billion in shares over the past 12 months. Bank of America Corporation announced that its outstanding loans have returned to pre-pandemic levels, driven by a 13% increase in commercial lending. Off-price retailer, The TJX Companies, Inc., stated during the quarter that the buying environment for unsold inventory is extremely attractive with plentiful, cheap merchandise. The government of China placed an order, valued at $37 billion, for more than 300 jets from Airbus SE, the first major commitment from the country to new aircraft since before the pandemic.

Thank you for your business & continued support.
Arthur Q. Johnson, CFA—Portfolio Manager

Average Annualized Total Returns as of June 30, 2022

	2Q 2022 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-14.81%	-14.80%	8.53%	9.14%	7.43%	9.44%	7.09%
MSCI World Index	-16.19%	-14.34%	7.00%	7.67%	7.53%	9.51%	7.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.